CHOU AMERICA MUTUAL FUNDS

Supplement dated June 12, 2019 to the Prospectus dated May 1, 2019, as supplemented

On June 5, 2019, the Board of Trustees (“Board”) of Chou America Mutual Funds (the “Trust”) approved a Plan of Liquidation and Dissolution (the “Plan”) pursuant to which the assets of the Chou Opportunity Fund and the Chou Income Fund (the “Funds”) will be liquidated and the proceeds remaining after payment of or provision for liabilities and obligations of the Funds will be distributed to shareholders.

Each Fund will seek to complete the liquidation on or around the close of business on July 31, 2019 (the “Liquidation Date”). Shareholders will be permitted to redeem from the Funds prior to the Liquidation Date, according to the ordinary procedures for redemptions from the Funds described in this Prospectus. Francis Chou, the Portfolio Manager to the Funds and Chief Executive Officer of the Adviser, owns and controls a company that owns shares of each Fund (the “Chou Affiliated Shareholder”). Mr. Chou intends for this company to remain invested in each Fund in an amount that would enable each Fund to have sufficient cash to satisfy any redemptions by the other shareholders.

The Adviser anticipates that there may be certain portfolio holdings that will not be sold for cash prior to the Liquidation Date, such as the 1.75 Term Lien Loans of Exco Resources, Inc. (“Exco”) owned by each of the Funds.  As further background, Exco is involved in an insolvency proceeding and, those loans have been deemed to constitute illiquid investments.

In order to mitigate concentration and liquidity risk, the Board has approved for the Chou Affiliated Shareholder to receive an in-kind distribution (i.e. redemption-in-kind) of the 1.75 Term Lien Loans of Exco in exchange for shares of the Funds owned by the Chou Affiliated Shareholder. In connection with this approval the Chou Affiliated Shareholder agreed to remain invested in each Fund in an amount that would enable each Fund to have sufficient cash to satisfy any redemptions by the other shareholders.  Following receipt of the 1.75 Term Lien Loans of Exco, the Chou Affiliated Shareholder will own those investments and will accordingly have exposure to appreciation and depreciation in the value of those investments.

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For more information, please contact a Fund customer service representative toll free at
(877) 682-6352.

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